Schedule of Other Receivables (Details) - ILS (₪) ₪ in Thousands		Dec. 31, 2025	Dec. 31, 2024
Notes and other explanatory information [abstract]
Institutions	[1]	₪ 122,814	₪ 78,458
Prepaid expenses		1,137	1,507
Prepayments to suppliers		4,366	4,501
Loans to non-related parties, net	[2]	6,169	40,857
Receivables revenue		608	608
Loans to related parties		428	614
Others		3,274	8,115
Other receivables		₪ 138,796	₪ 134,660

[1]	As of December 31, 2025, and 2024 the Company received cumulative advance payments for compensation from the Israeli Tax authorities due to damage caused by the ar to the southern facility in a total amount of NIS 83 million and NIS 63 million, respectively.
[2]	The balance as of December 31, 2025, is comprised mainly of debts and loans provided to non-related parties as part of mergers and acquisitions processes which did not materialize and were not completed, net of respective provision for impairment. Debts and loans of approximately NIS 60 million includes Better transaction (see Note 16B(2)), SPAC transaction and additional transactions (uncompleted acquisition processes) which are in dispute. The Company examined the total debts and loans, including its collaterals, other guarantees and its legal stand and recorded a provision for impairment in a total amount of NIS 49.5 million, see also other expenses in Note 19D.